SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K



         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (date of event reported):  August 15, 1997.



                      INTILE DESIGNS, INC.
     (Exact name of registrant as specified in its charter)


               Commission File Number: 33-49854-A

               DELAWARE                        13-3625325
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


9716 Old Katy Road, Suite 110
Houston, Texas                                   77055
(Address of principal executive offices)      (Zip Code)


         Registrant's Telephone Number:  (713) 468-8400


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 15, 1997, BDO Seidman, LLP ("BDO"), was re-engaged as the accounting firm for Intile Designs, Inc. ("Company"). BDO had resigned as the Company's auditors on July 22, 1997, due to under-reporting of inventory values on the Company's personal property tax returns, as reported by the Company on Form 8-K filed with the Securities and Exchange Commission on July 27, 1997. Following the change in the Company's directors and management on August 1, 1997, reported by the Company on Form 8-K filed with the Securities and Exchange Commission on August 5, 1997, BDO agreed to be re-engaged as the Company's accountants.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTILE DESIGNS, INC.

DATED:  August 20, 1997,           By:(Signature)
                                      G. C. Siller, Jr., President